EXHIBIT 21

Name of Subsidiary	Entity	State/Jurisdiction
68-540 Farrington, LLC	Limited liability company	Delaware
7107 Hollywood Developers, LLC	Limited liability company	Delaware
9350 Civic Center Drive, LLC	Limited liability company	Delaware
9350 Civic Center JV, LLC	Limited liability company	Delaware
AB/KW LV 3 Holdings, LLC	Limited liability company	Delaware
Alexander Road Owner, LLC	Limited liability company	Delaware
Bailey Farm JV Carried Interest Plan, LLC	Limited liability company	Delaware
Bailey Farm Owner, LLC	Limited liability company	Delaware
Bailey Farm PT, LLC	Limited liability company	Delaware
BASGF II - Richmond, LLC	Limited liability company	Delaware
Bay Area Smart Growth Fund II, LLC	Limited liability company	Delaware
Bay Fund Opportunity LLC	Limited liability company	California
Capri Serenade, LLC	Limited liability company	Delaware
Capri/KW Bailey Farm Holdings, LLC	Limited liability company	Delaware
Capri/KW Bailey Sponsor, LLC	Limited liability company	Delaware
Country Ridge IX, LLC	Limited liability company	Delaware
Cypress Pointe Investment Corp	Corporation	California
Cypress Pointe Investment, LLC	Limited liability company	California
Deer Springs Owner, LLC	Limited liability company	Delaware
Desert Ramrod, LLC	Limited liability company	Delaware
Dillingham Ranch Aina LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
Fairways 340 Corp.	Corporation	Delaware
Fairways 340,LLC	Limited liability company	Delaware
Fifth and Madison, LLC	Limited liability company	Delaware
Gateway KW-Esprit I JV, LLC	Limited liability company	Delaware
Gateway KW-Esprit I Owner, LLC	Limited liability company	Delaware
Guardian/KW Blossom Hill, LLC	Limited liability company	Delaware
Guardian/KW Hilltop, LLC	Limited liability company	Delaware
Guardian/KW Santa Maria Land Partners, LLC	Limited liability company	Delaware
Hotel Majestic LLC	Limited liability company	Delaware
Indian Ridge Owner, LLC	Limited liability company	Delaware
Kennedy Wilson Auction Group, Inc.	Corporation	California
Kennedy Wilson Capital Trust I	Corporation	Delaware
Kennedy Wilson Espana, S.L.U	Corporation	Spain
Kennedy Wilson Europe Limited	Corporation	Ireland
Kennedy Wilson Fund Management Group, LLC	Limited liability company	California
Kennedy Wilson Ireland Limited	Corporation	Ireland
Kennedy Wilson Overseas Investments, Inc.	Corporation	Delaware
Kennedy Wilson Overseas Investments, LLC	Limited liability company	Delaware
Kennedy Wilson Property Equity IV, LLC	Limited liability company	Delaware
Kennedy Wilson Property Equity V, LLC	Limited liability company	Delaware
Kennedy Wilson Property Equity VI, LLC	Limited liability company	Delaware
Kennedy Wilson Property Services III GP, LLC	Limited liability company	Delaware
Kennedy Wilson Property Services IV GP, LLC	Limited liability company	Delaware
Kennedy Wilson Property Services IV, L.P.	Limited partnership	Delaware
Kennedy Wilson Property Services V, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
Kennedy Wilson Property Services V, LLC	Limited liability company	Delaware
Kennedy Wilson Property Services VI, LLC	Limited liability company	Delaware
Kennedy Wilson Property Special Equity IV, LLC	Limited liability company	Delaware
Kennedy Wilson Real Estate Fund IV (IP), L.P.	Limited partnership	Delaware
Kennedy Wilson Real Estate Fund IV (PF), L.P.	Limited partnership	Delaware
Kennedy Wilson Real Estate Fund IV, L.P.	Limited partnership	Delaware
Kennedy Wilson Real Estate Fund V Feeder, LP	Limited partnership	Delaware
Kennedy Wilson Real Estate Fund V, LP	Limited partnership	Delaware
Kennedy Wilson Real Estate Fund VI - Parallel Q, LP	Limited partnership	Delaware
Kennedy Wilson Real Estate Fund VI Feeder, LP	Limited partnership	Delaware
Kennedy Wilson Real Estate Fund VI, LP	Limited partnership	Delaware
Kennedy Wilson Real Estate Sales & Marketing	Corporation	California
Kennedy Wilson REF IV AG, LLC	Limited liability company	Delaware
Kennedy Wilson REF IV BL, LLC	Limited liability company	Delaware
Kennedy Wilson REF V BL, LLC	Limited liability company	Delaware
Kennedy Wilson REF VI REIT Aggregator, LLC	Limited liability company	Delaware
Kennedy Wilson REF VI, BL Q, LLC	Limited liability company	Delaware
Kennedy Wilson REF VI, BL, LLC	Limited liability company	Delaware
Kennedy Wilson UK Limited	Corporation	England
Kennedy-Wilson Advisers	Corporation	Delaware
Kennedy-Wilson Capital	Corporation	California
Kennedy-Wilson Florida Management Inc.	Corporation	Delaware
Kennedy-Wilson Fund Management Group, LLC	Limited liability company	California
Kennedy-Wilson International	Corporation	California
Kennedy-Wilson Nevada Management, Inc.	Corporation	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
Kennedy-Wilson Ohio Management, Inc.	Corporation	Delaware
Kennedy-Wilson Pennsylvania Management, Inc.	Corporation	Delaware
Kennedy-Wilson Properties Northwest, Ltd.	Corporation	Washington
Kennedy-Wilson Properties of Arizona Ltd.	Corporation	Arizona
Kennedy-Wilson Properties of Texas Ltd.	Corporation	Texas
Kennedy-Wilson Properties, Ltd.	Corporation	Delaware
Kennedy-Wilson Properties, LTD.	Corporation	Illinois
Kennedy-Wilson Property Equity II, Inc.	Corporation	Delaware
Kennedy-Wilson Property Equity III, Inc.	Corporation	Delaware
Kennedy-Wilson Property Equity, Inc.	Corporation	Delaware
Kennedy-Wilson Property Services II, Inc.	Corporation	Delaware
Kennedy-Wilson Property Services III, L.P.	Limited partnership	Delaware
Kennedy-Wilson Property Services, Inc.	Corporation	Delaware
Kennedy-Wilson Property Special Equity II, Inc.	Corporation	Delaware
Kennedy-Wilson Property Special Equity III, LLC	Limited liability company	Delaware
Kennedy-Wilson Property Special Equity, Inc.	Corporation	Delaware
Kennedy-Wilson Tech, Ltd.	Corporation	California
Kennedy-Wilson, Inc.	Corporation	Delaware
Kohanaiki Shores LLC	Limited liability company	Delaware
KW - VHH Member, LLC	Limited liability company	Delaware
KW 1200 Main, LLC	Limited liability company	Delaware
KW 136 El Camino, LLC	Limited liability company	Delaware
KW 150 El Camino. LLC	Limited liability company	Delaware
KW 2013EE LLC	Limited liability company	Delaware
KW 2013J LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW 2013JJ LLC	Limited liability company	Delaware
KW 2013KK LLC	Limited liability company	Delaware
KW 2013LL LLC	Limited liability company	Delaware
KW 2013MM LLC	Limited liability company	Delaware
KW 2013NN LLC	Limited liability company	Delaware
KW 2013OO LLC	Limited liability company	Delaware
KW 2013PP LLC	Limited liability company	Delaware
KW 2013QQ LLC	Limited liability company	Delaware
KW 2013RR LLC	Limited liability company	Delaware
KW 2013SS LLC	Limited liability company	Delaware
KW 2013TT LLC	Limited liability company	Delaware
KW 2013UU LLC	Limited liability company	Delaware
KW 2013VV LLC	Limited liability company	Delaware
KW 2013W LLC	Limited liability company	Delaware
KW 2013WW LLC	Limited liability company
KW 2013X LLC	Limited liability company	Delaware
KW 2013XX LLC	Limited liability company	Delaware
KW 2013YY LLC	Limited liability company	Delaware
KW 2013ZZ LLC	Limited liability company	Delaware
KW 2016A LLC	Limited liability company	Delaware
KW 2016B LLC	Limited liability company	Delaware
KW 2016C LLC	Limited liability company	Delaware
KW 2016D LLC	Limited liability company	Delaware
KW 2016E LLC	Limited liability company	Delaware
KW 2016F LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW 2016G LLC	Limited liability company	Delaware
KW 2016H LLC	Limited liability company	Delaware
KW 2016I LLC	Limited liability company	Delaware
KW 2016J LLC	Limited liability company	Delaware
KW 2016K LLC	Limited liability company	Delaware
KW 2016L LLC	Limited liability company	Delaware
KW 2016M LLC	Limited liability company	Delaware
KW 2016N LLC	Limited liability company	Delaware
KW 2016O LLC	Limited liability company	Delaware
KW 2016P LLC	Limited liability company	Delaware
KW 2016Q LLC	Limited liability company	Delaware
KW 2016R LLC	Limited liability company	Delaware
KW 2016S LLC	Limited liability company	Delaware
KW 2016T LLC	Limited liability company	Delaware
KW 2016U LLC	Limited liability company	Delaware
KW 2016V LLC	Limited liability company	Delaware
KW 2016W LLC	Limited liability company	Delaware
KW 2016X LLC	Limited liability company	Delaware
KW 2016Y LLC	Limited liability company	Delaware
KW 2016Z LLC	Limited liability company	Delaware
KW 21 LLC	Limited liability company	Delaware
KW 400 California Member, LLC	Limited liability company	Hawaii
KW 5161 Lankershim, LLC	Limited liability company	Delaware
KW 5200 Lankershim Manager, LLC	Limited liability company	Delaware
KW 5200 Lankershim, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW 90 East, LLC	Limited liability company	Delaware
KW 9350 Civic Center Drive, LLC	Limited liability company	Delaware
KW Alameda LLC	Limited liability company	Delaware
KW Alameda Member LLC	Limited liability company	Delaware
KW Albuquerque Far North, LLC	Limited liability company	Delaware
KW America Multifamily Manager II, LLC	Limited liability company	Delaware
KW America Multifamily Manager, LLC	Limited liability company	California
KW Armacost, LLC	Limited liability company	Delaware
KW Atlas, LLC	Limited liability company	Delaware
KW Baker, LLC	Limited liability company	Delaware
KW BASGF II Executives LLC	Limited liability company	Delaware
KW BASGF II Manager, LLC	Limited liability company	Delaware
KW Boise Plaza, LLC	Limited liability company	Delaware
KW Bozeman Investors, LLC	Limited liability company	Delaware
KW Bradley Square, LLC	Limited liability company	Delaware
KW Camarillo Land, LLC	Limited liability company	Delaware
KW Captowers Manager, LLC	Limited liability company	Delaware
KW Captowers, LLC	Limited liability company	Delaware
KW CIG Management Services, LLC	Limited liability company	Delaware
KW Club Palisades Manager, LLC	Limited liability company	Delaware
KW Club Palisades, LLC	Limited liability company	Delaware
KW Cottonwood, LLC	Limited liability company	Delaware
KW Creekview Shopping Center, LLC	Limited liability company	Delaware
KW Currier Square Shopping Center, LLC	Limited liability company	Delaware
KW Cypress, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW Desert Ramrod Executives, LLC	Limited liability company	Delaware
KW Desert Ramrod Sponsor, LLC	Limited liability company	Delaware
KW Dillingham Aina LLC	Limited liability company	Delaware
KW Dillingham Ranch Aina	Limited liability company	Delaware
KW Eden Plaza, LLC	Limited liability company	Delaware
KW El Camino LLC	Limited liability company	Delaware
KW EU Investors I, LLC	Limited liability company	Delaware
KW EU Investors II, LLC	Limited liability company	Delaware
KW EU Investors III, LLC	Limited liability company	Delaware
KW EU Investors IV, LLC	Limited liability company	Delaware
KW EU Investors IX, LLC	Limited liability company	Delaware
KW EU Investors V, LLC	Limited liability company	Delaware
KW EU Investors VII, LLC	Limited liability company	Delaware
KW EU Investors VIII, LLC	Limited liability company	Delaware
KW EU Investors X, LLC	Limited liability company	Delaware
KW EU Loan Partners II, LLC	Limited liability company	Delaware
KW EU Loan Partners III, LLC	Limited liability company	Delaware
KW EU PRS Investor, LLC	Limited liability company	Delaware
KW Europe Investors II, LLC	Limited liability company	Delaware
KW Europe Investors III, LLC	Limited liability company	Delaware
KW Europe Investors IV, LLC	Limited liability company	Delaware
KW Executive Loan Partners I LLC	Limited liability company	California
KW Executives Pacifica Partners, LLC	Limited liability company	California
KW Executives Richmond, LLC	Limited liability company	California
KW Family Orem Shopping Center State Plaza, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW Fife, LLC	Limited liability company	Delaware
KW Fifth and Madison Property Executives, LLC	Limited liability company	Delaware
KW Foothill Place Member, LLC	Limited liability company	Delaware
KW Foothill Place, LLC	Limited liability company	Delaware
KW Fort Union, LLC	Limited liability company	Delaware
KW Four Points LLC	Limited liability company	Delaware
KW Four Points, LLC	Limited liability company	Delaware
KW Fourth Plain, LLC	Limited liability company	Delaware
KW Fruitdale, LLC	Limited liability company	Delaware
KW Fund I - Fifth and Madison, LLC	Limited liability company	Delaware
KW Fund I - Hegenberger General Partner LLC	Limited liability company	Delaware
KW Fund I - Hegenberger, L.P.	Limited liability company	Delaware
KW Fund II - Baxter Way LLC	Limited liability company	Delaware
KW Fund II Executives LLC	Limited liability company	California
KW Fund III - (QP-A) - Walnut Creek, LLC	Limited liability company	Delaware
KW Fund III - (QP-A)-Kiahuna, LLC	Limited liability company	Delaware
KW Fund III - Cypress Pointe, LLC	Limited liability company	Delaware
KW Fund III - Kiahuna, LLC	Limited liability company	Delaware
KW Fund III - Kona LLC	Limited liability company	Delaware
KW Fund III - Richmond LLC	Limited liability company	Delaware
KW Fund III - Walnut Creek, LLC	Limited liability company	Delaware
KW Fund III Executives, LLC	Limited liability company	Delaware
KW Fund IV - 5161 Lankershim LLC	Limited liability company	Delaware
KW Fund IV - Captowers, LLC	Limited liability company	Delaware
KW Fund IV - Kohanaiki, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW Fund IV - La Barranca, LLC	Limited liability company	Delaware
KW Fund IV - Redwood Shores, LLC	Limited liability company	Delaware
KW Fund IV - Tricenter, LLC	Limited liability company	Delaware
KW Fund V - 129 Paoakalani, LLC	Limited liability company	Delaware
KW Fund V - 2241 Kapiolani, LLC	Limited liability company	Delaware
KW Fund V - 303 17th Ave, LLC	Limited liability company	Delaware
KW Fund V - Ash Way	Limited liability company	Delaware
KW Fund V - Brand, LLC	Limited liability company	Delaware
KW Fund V - CCE, LLC	Limited liability company	Delaware
KW Fund V - Centennial, LLC	Limited liability company	Delaware
KW Fund V - Eastgate, LLC	Limited liability company	Delaware
KW Fund V - Harbour Pointe	Limited liability company	Delaware
KW Fund V - LIV Bel-Red, LLC	Limited liability company	Delaware
KW Fund V - REIT C0-Manager, LLC	Limited liability company	Delaware
KW Fund V - REIT Holdings, LLC	Limited liability company	Delaware
KW Fund V - Roseville Parkway, LLC	Limited liability company	Delaware
KW Fund V - Sandman, LLC	Limited liability company	Delaware
KW Fund V - SLC Retail, LLC	Limited liability company	Delaware
KW Fund V - Sunnyside, LLC	Limited liability company	Delaware
KW Fund V - Villas at Homestead, LLC	Limited liability company	Delaware
KW Fund V - Willows Commerce Park, LLC	Limited liability company	Delaware
KW Fund V - REIT Holdings TRS LLC	Limited liability company	Delaware
KW Fund VI - REIT Holdings TRS, LLC	Limited liability company	Delaware
KW Fund VI - Draper, LLC	Limited liability company	Delaware
KW fund VI - Redmond East, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW Fund VI - REIT Co-Manager, LLC	Limited liability company	Delaware
KW Fund VI - REIT Holdings, LLC	Limited liability company	Delaware
KW Fund VI Non-REIT Holdings, LLC	Limited liability company	Delaware
KW Hanover Quay, LLC	Limited liability company	Delaware
KW Happy Valley, LLC	Limited liability company	Delaware
KW Harbor II, LLC	Limited liability company	Delaware
KW Harbor, LLC	Limited liability company	Delaware
KW Harrington LLC	Limited liability company	Delaware
KW Harrington Square, LLC	Limited liability company	Delaware
KW Hawaii Development LLC	Limited liability company	California
KW Hawaii Executives, LLC	Limited liability company	California
KW Hawaii, Inc.	Corporation	Delaware
KW Hedges Creek, LLC	Limited liability company	Delaware
KW Hidden Creek, LLC	Limited liability company	Delaware
KW Hillcrest Shopping Center, LLC	Limited liability company	Delaware
KW Hilltop Manager II, LLC	Limited liability company	Delaware
KW Holiday Village Shopping Center, LLC	Limited liability company	Delaware
KW Indigo Land, LLC	Limited liability company	Delaware
KW Indigo TIC	Limited liability company	Delaware
KW Indigo, LLC	Limited liability company	Delaware
KW Investment Adviser, LLC	Limited liability company	Delaware
KW Ireland, LLC	Limited liability company	Delaware
KW James Street LLC	Limited liability company	Delaware
KW James Street Manager, LLC	Limited liability company	Delaware
KW Jororo - 129 Kapiolani, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW Jororo - 2241 Kapiolani, LLC	Limited liability company	Delaware
KW Kawana Springs, LLC	Limited liability company	Delaware
KW Kiahuna, LLC	Limited liability company	Delaware
KW Kirker Creek Executives, LLC	Limited liability company	Delaware
KW Kirker Creek, LLC	Limited liability company	Delaware
K-W Kohanaiki Group, Inc.	Corporation	California
KW Kohanaiki Shores Member, LLC	Limited liability company	Delaware
KW Kona Investors Manager, LLC	Limited liability company	Delaware
KW Kona Investors, LLC	Limited liability company	Delaware
KW Kona LLC	Limited liability company	Hawaii
KW Lake Merritt, LLC	Limited liability company	Delaware
KW Lakeland, LLC	Limited liability company	Delaware
KW Liberty Lake, LLC	Limited liability company	Delaware
KW Loan Partners I LLC	Limited liability company	Delaware
KW Loan Partners III, LLC	Limited liability company	Delaware
KW Loan Partners IV, LLC	Limited liability company	Delaware
KW Loan Partners V	Limited liability company	Delaware
KW Loan Partners VII, LLC	Limited liability company	Delaware
KW Loan Partners VIII, LLC	Limited liability company	Delaware
KW LV 3 Sponsor, LLC	Limited liability company	Delaware
KW Majestic West	Limited liability company	Delaware
KW Marina View Land Partners, LLC	Limited liability company	Delaware
KW Marina View Venture, LLC	Limited liability company	Delaware
KW Marina View, LLC	Limited liability company	Delaware
KW Midvale, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW Montclair Executives, LLC	Limited liability company	California
KW Montclair, LLC	Limited liability company	Delaware
KW Mount Hood, LLC	Limited liability company	Delaware
KW Multi-Family Management Group, LLC	Limited liability company	California
KW MW Lakeharbor, LLC	Limited liability company	California
KW MW Mullan, LLC	Limited liability company	California
KW NB, LLC	Limited liability company	California
KW Northstar Beverage, LLC	Limited liability company	California
KW Northstar Venture Penthouses, LLC	Limited liability company	Delaware
KW Northstar Ventures, LLC	Limited liability company	Delaware
KW NWLA CDF I Manager LLC	Limited liability company	Delaware
KW Olympia, LLC	Limited liability company	Delaware
KW One Baxter Way GP, LLC	Limited liability company	Delaware
KW Onyx, TIC	Limited liability company	Delaware
KW Paradise Hills Shopping Center, LLC	Limited liability company	Delaware
KW Park Santa Fe, LLC	Limited liability company	Delaware
KW PCCP Montclair, LLC	Limited liability company	Delaware
KW Pioneer Shopping Center, LLC	Limited liability company	Delaware
KW Portfolio Fifth and Madison Property Manager, LLC	Limited liability company	Delaware
KW Portfolio XII Manager LLC	Limited liability company	Delaware
KW Portfolio XIII, LLC	Limited liability company	Delaware
KW Portland Southgate, LLC	Limited liability company	Delaware
K-W Properties	Corporation	California
K-W Properties II	Corporation	California
KW Property Fund II, LP	Limited partnership	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW Property Fund III (QP-A) L.P.	Limited partnership	Delaware
KW Property Fund III, LP	Limited partnership	Delaware
KW Ravenswood LLC	Limited liability company	Delaware
KW RC Happy Valley, LLC	Limited liability company	Delaware
KW Real Estate Venture XIII, LLC	Limited liability company	Delaware
KW Red Cliff Shopping Center, LLC	Limited liability company	Delaware
KW Redmond Manager, LLC	Limited liability company	Delaware
KW Redmond, LLC	Limited liability company	Delaware
KW Redwood Shores, LLC	Limited liability company	Delaware
KW Residential Capital, LLC	Limited liability company	Delaware
KW Residential, LLC	Limited liability company	Delaware
KW Richfield Plaza, LLC	Limited liability company	Delaware
KW- Richmond, LLC	Limited liability company	Delaware
KW River Pointe Premiere, LLC	Limited liability company	Delaware
KW River Pointe, LLC	Limited liability company	Delaware
KW Riverdale and 36, LLC	Limited liability company	Delaware
KW Rock Creek, LLC	Limited liability company	Delaware
KW Rosewood Premiere, LLC	Limited liability company	Delaware
KW Sacramento, LLC	Limited liability company	Delaware
KW Sandpiper, LLC	Limited liability company	Delaware
KW Santa Clarita Townhomes, LLC	Limited liability company	Delaware
K-W Santiago Inc.	Corporation	California
KW Savier Street, LLC	Limited liability company	Delaware
KW Securities, LLC	Limited liability company	Delaware
KW Serenade Manager, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW State Street, LLC	Limited liability company	Delaware
KW Stoneridge, LLC	Limited liability company	Delaware
KW Summer House Manager, LLC	Limited liability company	Delaware
KW SV Executives, LLC	Limited liability company	California
KW SV Investment West Coast, LLC	Limited liability company	Delaware
KW Tacoma Apartments, LLC	Limited liability company	Delaware
KW Tacoma Condos, LLC	Limited liability company	Delaware
KW Taylor Yard 55, LLC	Limited liability company	Delaware
KW Telstar, LLC	Limited liability company	Delaware
KW Terra West Executives, LLC	Limited liability company	Delaware
KW Terra West Sponsor	Limited liability company	Delaware
KW Tricenter, LLC	Limited liability company	Delaware
KW Tumwater, LLC	Limited liability company	Delaware
KW UK Loan Partners, LLC	Limited liability company	Delaware
KW University Glen Executives, LLC	Limited liability company	Delaware
KW University Glen Manager, LLC	Limited liability company	Delaware
KW University Glen, LLC	Limited liability company	Delaware
KW University Partners, LLC	Limited liability company	Delaware
KW University Place, LLC	Limited liability company	Delaware
KW UR Investments 1, LLC	Limited liability company	Delaware
KW UR Investments 2, LLC	Limited liability company	Delaware
KW UR Investments 3, LLC	Limited liability company	Delaware
KW UR Investments 4, LLC	Limited liability company	Delaware
KW UR Investments 5, LLC	Limited liability company	Delaware
KW UR Investments 6, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KW UR Investments 7, LLC	Limited liability company	Delaware
KW Vallejo TIC, LLC	Limited liability company	Delaware
KW Victory Land Loan, LLC	Limited liability company	Delaware
KW Victory Plaza Loan, LLC	Limited liability company	Delaware
KW Waseda Executives, LLC	Limited liability company	Delaware
KW Westmoreland TIC, LLC	Limited liability company	Delaware
KW Whitewater Park, LLC	Limited liability company	Delaware
KW/AB Desert Ramrod Holdings, LLC	Limited liability company	Delaware
KW/AB Terra West Holdings, LLC	Limited liability company	Delaware
KW/LF Equinox, LLC	Limited liability company	Delaware
KW/LF Malibu Sands, LLC	Limited liability company	California
KW/LF Radius, LLC	Limited liability company	Delaware
KW/WDC West Campus, LLC	Limited liability company	Delaware
KW/WDC Westmoreland Executives, LLC	Limited liability company	Delaware
KW/WDC Westmoreland Manager, LLC	Limited liability company	Delaware
KW/WDC Westmoreland, LLC	Limited liability company	Delaware
KWF Executives IV, LLC	Limited liability company	California
KWF Executives V, LLC	Limited liability company	California
KWF Investors I, LLC	Limited liability company	Delaware
KWF Investors III, LLC	Limited liability company	Delaware
KWF Investors IV, LLC	Limited liability company	Delaware
KWF Investors V, LLC	Limited liability company	Delaware
KWF Investors VII, LLC	Limited liability company	Delaware
KWF Manager I, LLC	Limited liability company	Delaware
KWF Manager II, LLC	Limited liability company	Delaware

Name of Subsidiary	Entity	State/Jurisdiction
KWF Manager III, LLC	Limited liability company	Delaware
KWF Manager IV, LLC	Limited liability company	Delaware
KWF Manager IX, LLC	Limited liability company	Delaware
KWF Manager VI, LLC	Limited liability company	Delaware
KWF Manager VII, LLC	Limited liability company	Delaware
KWF Manager X, LLC	Limited liability company	Delaware
KWF Manager XI, LLC	Limited liability company	Delaware
KWF Manager XII, LLC	Limited liability company	Delaware
KWF Manager XIII, LLC	Limited liability company	Delaware
KWF Manager XIV, LLC	Limited liability company	Delaware
KWF Real Estate Venture Azure, LLC	Limited liability company	Delaware
KWF Real Estate Venture III, L.P.	Limited partnership	Delaware
KWF Real Estate Venture IV, L.P.	Limited partnership	Delaware
KWF Real Estate Venture IX, LP	Limited partnership	Delaware
KWF Real Estate Venture VII, LP	Limited partnership	Delaware
KWF Real Estate Venture VIII, LP	Limited partnership	Delaware
KWF Real Estate Venture X, LP	Limited partnership	Delaware
KWF Real Estate Venture XI, LP	Limited partnership	Delaware
KWF Real Estate Venture XII, LP	Limited partnership	Delaware
KWF Real Estate Venture XIII, LP	Limited partnership	Delaware
KWI America Multifamily, LLC	Limited liability company	Delaware
KWI Property Fund I, LP	Limited partnership	Delaware
KWP Financial	Corporation	California
KWP Financial I	Corporation	California
KWP Financial XI, LLC	Limited liability company	California

Name of Subsidiary	Entity	State/Jurisdiction
Meyers Research, LLC	Limited liability company	Delaware
Mokuleia Shores Holder LLC	Limited liability company	Hawaii
Monaco Park Owner, LLC	Limited liability company	Delaware
North Shores Water Company LLC	Limited liability company	Hawaii
Northwest Louisiana Community Development Fund I, LLC	Limited liability company	Delaware
NWLACDFI - Riverscape, LLC	Limited liability company	Delaware
NWLACDFI - Southern Oaks, LLC	Limited liability company	Delaware
NWLACDFI - Village Square, LLC	Limited liability company	Delaware
One Baxter Way GP, LLC	Limited liability company	Delaware
One Baxter Way JV, LLC	Limited liability company	Delaware
One Baxter Way, LP	Limited partnership	Delaware
Pacifica East Coast Partners, LLC	Limited liability company	Delaware
Pacifica Partners, LLC	Limited liability company	Delaware
Pacifica West Coast Partners, LLC	Limited liability company	California
Santa Maria Land Partners Manager, LLC	Limited liability company	Delaware
Santa Maria Land Partners, LLC	Limited liability company	Delaware
SG KG Venture I Manager LLC	Limited liability company	Delaware
SG KW Venture I LLC	Limited liability company	Delaware
SoCal Baker, LLC	Limited liability company	Delaware
SoCal Harbor, LLC	Limited liability company	Delaware
SV Investment East Coast Partners, LLC	Limited liability company	Delaware
SV Investment Group Partners Manager, LLC	Limited liability company	Delaware
SV Investment Group Partners, LLC	Limited liability company	Delaware
SV investment West Coast Partners, LLC	Limited liability company	Delaware
Waseda Partners, LLC	Limited liability company	Delaware
WDC Babcock Fairways, LLC	Limited liability company	Delaware
Woodlands Village Shopping Center, LLC	Limited liability company	Delaware